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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  November 25, 1998
                                                 (November 19, 1998)
                                                 ------------------------------


                      Alliance Bancorp of New England, Inc.
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               (Exact Name of Registrant as Specified in Charter)



           Delaware                       001-13405               06-1495617
----------------------------           ----------------       -----------------
(State of Other Jurisdiction           (Commission File          IRS Employer
      of Incorporation)                    Number)            Identification No.


   348 Hartford Turnpike, Vernon, CT                             06066
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code  (860) 875-2500
                                                   ----------------------------




                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 6.  Resignation of Registrant's Director.

         On November 19, 1998, the Company received notice from Theresa L. Dansky resigning as a member of the Board of Directors of Alliance effective immediately. This resignation was for personal reasons. Ms. Dansky did not have a disagreement with Alliance on any matter relating to Alliance's operations, policies or practices. A copy of Ms. Dansky's resignation letter is attached hereto as Exhibit 99(i).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable

         (b)      Pro Forma Financial Information
                  Not applicable

         (c)      Exhibits

                  (99)(i) Letter of Theresa L. Dansky dated November 17, 1998.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   ALLIANCE BANCORP OF
                                     NEW ENGLAND, INC.
                                   Registrant



Date:  November 25, 1998            By: /s/ David H. Gonci
                                        --------------------------------------
                                        David H. Gonci
                                        Vice President/Chief Financial Officer












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